Supplement dated March 16, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated February 29, 2012

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Diversified Income Fund

On or about March 30, 2012, make the following changes.

Under the Principal Investment Strategies heading, delete the seventh paragraph (it begins “A portion of the Fund’s assets may be invested in a diversified portion of bonds”) and substitute:

A portion of the Fund’s assets may be invested in a diversified portfolio of fixed income securities and derivative instruments issued primarily by governments, their agencies, local authorities and instrumentalities and corporate entities domiciled in or exercising the predominant part of their economic activities in emerging markets.  Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and MSCI Emerging Markets Index) and any country included in any J.P. Morgan emerging market bond index. These countries generally include every nation in the world except the United States, Canada, Japan, and Australasia, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Typically, non-dollar currency exposure will not be hedged.

In the Performance section, add this paragraph immediately above the Total Returns as of December 31 heading:

Effective March 31, 2012, the weightings for the Global Diversified Income Custom Index will change to the following: 38% Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index; 20% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays Capital U.S. Tier I Capital Securities Index; 14% J.P. Morgan EMBI Global Diversified Index; 5% MSCI All Country World Value Index; 6% Tortoise Midstream MLP Index; 7% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index; 5% FTSE EPRA/NAREIT Developed Index; and 5% Barclays Capital Investment Grade CMBS Index.

In the Average Annual Total Returns table, add:

Average Annual Total Returns
For the periods ended December 31, 2011	1 Year	Life of Fund
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses, or taxes)	7.35	17.85

Under the Management and Sub-Advisors headings, add the following:

Stone Harbor Investment Partners LP

LargeCap Growth Fund I

In the Performance section, in the Average Annual Total Returns table, delete the caption “For the periods ended December 31, 2010” and substitute:

For the periods ended December 31, 2011

LargeCap Value Fund III

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Westwood Management Corp., insert the following:

•         Todd Williams (since 2012), Senior Vice President and Portfolio Manager

Smallcap Value Fund II

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Dimensional Fund Advisors, LP, delete the information and substitute:

•         Joseph H. Chi (since 2012), Senior Portfolio Manager, Vice President, and Chairman of the Investment Committee

•         Stephen A. Clark (since 2008), Senior Portfolio Manager, Vice President, and Member of the Investment Committee

•         Jed S. Fogdall (since 2012), Senior Portfolio Manager, Vice President, and Member of the Investment Committee

•         Henry F. Gray (since 2012), Head of Global Equity Trading, Vice President, and Member of the Investment Committee

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Dimensional Fund Advisors LP, make the following changes.

Delete the second paragraph (it begins “In accordance with the team approach used to manage the portfolios”) and substitute:

In accordance with the team approach used to manage the portfolios, the portfolio managers and portfolio traders implement the policies and procedures established by Dimensional's Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. The individuals named in the Fund summary coordinate the efforts of all other portfolio managers and portfolio traders with respect to Dimensional's day to day management of the portion of the SmallCap Value Fund II allocated to it.

Add the following:

Joseph H. Chi has been with Dimensional since 2005.  He earned a BS and MBA from the University of California, Los Angeles and a JD from the University of Southern California.

Jed S. Fogdall has been with Dimensional since 2004. He earned a BS from Purdue University and an MBA from the University of California, Los Angeles.

Henry F. Gray has been with Dimensional since 1995. He earned an AB from Princeton University and an MBA from the University of Chicago.

On or about March 30, 2012, under the heading for Principal Global Investors, LLC (“PGI”), delete the reference to the emerging market debt portion of the Global Diversified Income Fund from the paragraph listing funds for which PGI serves as a sub-advisor.

In the Section for Principal Real Estate Investors, LLC, delete the information related to Matt Richmond and substitute:

Matt Richmond has been with Principal – REI since 1994. He earned a bachelor’s degree in Finance from University of Nebraska and an M.B.A. from the University of Iowa.

In the section for Westwood Management Corp., add the following:

Todd Williams has been with Westwood since 2002. Mr. Williams earned a Bachelor of Business Administration in Finance from Southern Methodist University. Mr. Williams has earned the right to use the Chartered Financial Analyst designation.

On or about March 30, 2012, add the following new section:

Sub-Advisor:    Stone Harbor Investment Partners LP (“Stone Harbor”), West 52nd Street, 16th Floor, New York, New York 10019, was established in 2006 and provides investment advisory services to clients located throughout the world.

Stone Harbor is the sub-advisor for the emerging market debt portion of the Global Diversified Income Fund.

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